Exhibit 10.1
Conformed Copy

AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT AND
CONSENT AGREEMENT

This AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT AGREEMENT (this “Amendment”), dated as of October 14, 2020, is made by and among LYONDELLBASELL INDUSTRIES N.V., a naamloze vennootschap (a public limited liability company) formed under the laws of The Netherlands (the “Company”), LYB AMERICAS FINANCE COMPANY LLC, a Delaware limited liability company (the “Co-Borrower”, and together with the Company, the “Borrowers”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.
W I T N E S S E T H:
WHEREAS, each of the Company, the Co-Borrower, the Administrative Agent, and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of June 5, 2014 (as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated as of June 3, 2016, Amendment No. 2 to Amended and Restated Credit Agreement dated as of April 14, 2020, Amendment No. 3 to Amended and Restated Credit Agreement dated as of October 8, 2020, and as further amended, modified, supplemented or extended prior to the date hereof, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement as amended hereby);
WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement in certain respects;
WHEREAS, the Administrative Agent and the Lenders are willing to amend the Credit Agreement as set forth in Section 1 below on the terms and conditions contained in this Amendment;
WHEREAS, pursuant to Section 2.09 of the Credit Agreement, the Company has requested that the Termination Date be extended by one (1) year from June 5, 2022 (the “Existing Termination Date”) to June 5, 2023 (the “Extended Termination Date” and such extension, the “Termination Date Extension”);
WHEREAS, the Termination Date has previously been extended by one year periods on three separate occasions pursuant to the Consent Agreement dated as of June 5, 2015, the Consent Agreement dated as of June 3, 2016 and the Consent Agreement dated as of June 5, 2017; and
WHEREAS, the Administrative Agent and the Lenders identified on the signature pages hereto as “Extending Lenders” (collectively, the “Extending Lenders”) are willing to consent to the Termination Date Extension, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises herein and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein:
(a)Section 1.01 of the Credit Agreement shall be amended by adding the following defined terms, in alphabetical order, as set forth below:

“Eurocurrency Rate” means, (a) for any Interest Period with respect to a Eurocurrency Loan, the rate per annum equal to the London Interbank Offered Rate as administered by ICE Benchmark (or any other Person that takes over the administration of such rate for such currency for a period equal in length to such Interest Period) (“LIBOR”), as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to such London Interbank Offered Rate, at or about 11:00 a.m., London time, determined two Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day; provided that if the published London Interbank Offered Rate is less than zero, then the applicable London Interbank Offered Rate shall be deemed to be zero.
“Impacted Loan” is defined in Section 7.03(a) hereof.
“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.
“LIBOR Replacement Date” is defined in Section 7.03(c) hereof.
“LIBOR Screen Rate” means the London Interbank Offered Rate quote on the applicable screen page the Administrative Agent designates to determine London Interbank Offered Rate (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).
“LIBOR Successor Rate” is defined in Section 7.03(c) hereof.
“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of Business Day, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, in consultation with the Company, to reflect the adoption and implementation of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent, in consultation with the Company, determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
“Related Adjustment” means, in determining any LIBOR Successor Rate, the first relevant available alternative set forth in the order below that can be determined by the Administrative Agent applicable to such LIBOR Successor Rate:

(a) the spread adjustment, or method for calculating or determining such spread adjustment, that has been selected or recommended by the Relevant Governmental Body for the relevant Pre-Adjustment Successor Rate (taking into account the interest period, interest payment date or payment period for interest calculated and/or tenor thereto) and which adjustment or method (x) is published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion or (y) solely with respect to Term SOFR, if not currently published, which was previously so recommended for Term SOFR and published on an information service acceptable to the Administrative Agent; or
(b) the spread adjustment that would apply (or has previously been applied) to the fallback rate for a derivative transaction referencing the ISDA Definitions (taking into account the interest period, interest payment date or payment period for interest calculated and/or tenor thereto).
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York.
“Scheduled Unavailability Date” is defined in Section 7.03(c) hereof.
“SOFR” with respect to any Business Day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source) at approximately 8:00 a.m. (New York City time) on the immediately succeeding Business Day and, in each case, that has been selected or recommended by the Relevant Governmental Body.
“SOFR-Based Rate” means SOFR or Term SOFR.
“Term SOFR” means the forward-looking term rate for any period that is approximately (as determined by the Administrative Agent) as long as any of the Interest Period options set forth in the definition of “Interest Period” and that is based on SOFR and that has been selected or recommended by the Relevant Governmental Body, in each case as published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion.
(b)The definition of “Base Rate” in Section 1.01 of the Credit Agreement shall be amended and restated so that, after giving effect to this Amendment, such definition shall read in its entirety as set forth below:
“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the Eurocurrency Rate in effect on such day for a Borrowing of Eurocurrency Loans in U.S. Dollars with an Interest Period of one month (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 7.03 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.
(c)The definition of “Federal Funds Rate” in Section 1.01 of the Credit Agreement shall be amended and restated so that, after giving effect to this Amendment, such definition shall read in its entirety as set forth below:

“Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
(d)The definition of “LIBOR” in Section 1.01 of the Credit Agreement shall be amended and restated so that, after giving effect to this Amendment, such definition shall read in its entirety as set forth below:
“LIBOR” is defined in the definition of “Eurocurrency Rate”.
(e)Section 1.05(d) of the Credit Agreement shall be amended and restated so that, after giving effect to this Amendment, Section 1.05(d) shall read in its entirety as set forth below:
(d) The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurocurrency Rate” or with respect to any rate that is an alternative or replacement for or successor to any of such rate (including, without limitation, any LIBOR Successor Rate) or the effect of any of the foregoing, or of any LIBOR Successor Rate Conforming Changes.
(f)Section 2.03(b) of the Credit Agreement shall be amended and restated so that, after giving effect to this Amendment, 2.03(b) shall read in its entirety as set forth below:
(b) Eurocurrency Loans. Subject to the provisions of clause (d) below, each Eurocurrency Loan shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, continued or created by conversion from a Base Rate Loan until the Termination Date (whether by acceleration or otherwise) at a rate per annum equal to the sum of (i) the Applicable Margin plus (ii) the Eurocurrency Rate applicable for such Interest Period, payable in arrears on each Interest Payment Date and on the Termination Date (whether by acceleration or otherwise).
(g)The last paragraph of Section 7.01 of the Credit Agreement shall be amended and restated so that, after giving effect to this Amendment, the last paragraph of Section 7.01 shall read in its entirety as set forth below:
Unless otherwise agreed to by any Lender, for purposes of calculating amounts payable by the Borrower to such Lender under this Section 7.01, such Lender shall be deemed to have funded each Eurocurrency Loan made by it at rate equal to the Eurocurrency Rate for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such Eurocurrency Loan was in fact so funded
(h)Section 7.02 of the Credit Agreement shall be amended and restated so that, after giving effect to this Amendment, Section 7.02 shall read in its entirety as set forth below:

Section 7.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Eurocurrency Rate (whether denominated in U.S. Dollars or Euros), or to determine or charge interest rates based upon the Eurocurrency Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, U.S. Dollars in the London interbank market, then, such Lender shall promptly notify the Borrowers and the Administrative Agent thereof and (i) any obligation of such Lender to make or continue Eurocurrency Loans in the affected currency or currencies or, in the case of Eurocurrency Loans in U.S. Dollars, to convert Base Rate Loans to Eurocurrency Loans, shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurocurrency Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, if such Loans are denominated in U.S. Dollars, convert all such Eurocurrency Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Loans, and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurocurrency Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurocurrency Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurocurrency Rate. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount of Loans so prepaid or converted.
(i)Section 7.03 of the Credit Agreement shall be amended and restated so that, after giving effect to this Amendment, Section 7.03 shall read in its entirety as set forth below:
Section 7.03. Inability to Determine Rates.
(a)If in connection with any request for a Eurocurrency Loan or a conversion to or continuation thereof (i) the Administrative Agent determines that (A) deposits (whether in U.S. Dollars or Euros) are not being offered to banks in the applicable offshore interbank market for such currency for the applicable amount and Interest Period of such Eurocurrency Loan, or (B) (x) adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Loan or in connection with an existing or proposed Base Rate Loan and (y) the circumstances described in Section 7.03(c)(i) do not apply (in each case with respect to this clause (i), “Impacted Loans”), or (ii) the Administrative Agent or the Required Lenders determine that for any reason the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Loan (whether in U.S. Dollars or Euros) does not adequately and fairly reflect the cost to such Lenders of funding such Eurocurrency Loan, the Administrative Agent will promptly so notify the Company and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Loans in the affected currency or currencies shall be suspended (to the extent of the affected Eurocurrency Loans or Interest Periods) and (y) in the event of a determination described in the preceding sentence with respect to the Eurocurrency Rate component of the Base Rate, the utilization of the Eurocurrency Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Company (on behalf of the relevant Borrowers) may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Loans in the affected currency or currencies or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.
(b)Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (a)(i) of this Section, the Administrative Agent, in consultation with the Company and the Required Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (1) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (a) of the first sentence of this Section, (2) the Required Lenders notify the Administrative Agent and the Company that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (3) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Company written notice thereof.
(c)Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Company or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Company) that the Company or Required Lenders (as applicable) have determined, that:
(i)adequate and reasonable means do not exist for ascertaining LIBOR for any Interest Period hereunder or any other tenors of LIBOR, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or
(ii)the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide LIBOR after such specific date (such specific date, the “Scheduled Unavailability Date”); or
(iii)the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over such administrator has made a public statement announcing that all Interest Periods and other tenors of LIBOR are no longer representative; or
(iv) syndicated loans currently being executed, or that include language similar to that contained in this Section 7.03, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR;

then, in the case of clauses (i) through (iii) above, on a date and time determined by the Administrative Agent (any such date, the “LIBOR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and shall occur reasonably promptly upon the occurrence of any of the events or circumstances under clauses (i), (ii) or (iii) above and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, LIBOR will be replaced hereunder and under any Loan Document with, subject to the proviso below, the first available alternative set forth in the order below for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “LIBOR Successor Rate”; and any such rate before giving effect to the Related Adjustment, the “Pre-Adjustment Successor Rate”):
(x) Term SOFR plus the Related Adjustment; and
(y) SOFR plus the Related Adjustment;
and in the case of clause (iv) above, the Company and Administrative Agent may amend this Agreement solely for the purpose of replacing LIBOR under this Agreement and under any other Loan Document in accordance with the definition of “LIBOR Successor Rate” and such amendment will become effective at 5:00 p.m., on the fifth Business Day after the Administrative Agent shall have notified all Lenders and the Company of the occurrence of the circumstances described in clause (iv) above unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to the implementation of a LIBOR Successor Rate pursuant to such clause; provided that, if the Administrative Agent determines that Term SOFR has become available, is administratively feasible for the Administrative Agent and would have been identified as the Pre-Adjustment Successor Rate in accordance with the foregoing if it had been so available at the time that the LIBOR Successor Rate then in effect was so identified, and the Administrative Agent notifies the Company and each Lender of such availability, then from and after the beginning of the Interest Period, relevant interest payment date or payment period for interest calculated, in each case, commencing no less than thirty (30) days after the date of such notice, the Pre-Adjustment Successor Rate shall be Term SOFR and the LIBOR Successor Rate shall be Term SOFR plus the relevant Related Adjustment.
The Administrative Agent will promptly (in one or more notices) notify the Company and each Lender of (x) any occurrence of any of the events, periods or circumstances under clauses (i) through (iii) above, (y) a LIBOR Replacement Date and (z) the LIBOR Successor Rate.
Any LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.
Notwithstanding anything else herein, if at any time any LIBOR Successor Rate as so determined would otherwise be less than 0%, the LIBOR Successor Rate will be deemed to be 0% for the purposes of this Agreement and the other Loan Documents.

In connection with the implementation of a LIBOR Successor Rate, the Administrative Agent will have the right to make LIBOR Successor Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such LIBOR Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such LIBOR Successor Rate Conforming Changes to the Company and the Lenders reasonably promptly after such amendment becomes effective.
If the events or circumstances of the type described in Sections 7.03(c)(i) through (iii) have occurred with respect to the LIBOR Successor Rate then in effect, then the successor rate thereto shall be determined in accordance with the definition of “LIBOR Successor Rate.”
(d) Notwithstanding anything to the contrary herein, (i) after any such determination by the Administrative Agent or receipt by the Administrative Agent of any such notice described under Sections 7.03(c)(i) through (iii), as applicable, if the Administrative Agent determines that none of the LIBOR Successor Rates is available on or prior to the LIBOR Replacement Date, (ii) if the events or circumstances described in Sections 7.03(c)(iv) have occurred but none of the LIBOR Successor Rates is available, or (iii) if the events or circumstances of the type described in Sections 7.03(c)(i) through (iii) have occurred with respect to the LIBOR Successor Rate then in effect and the Administrative Agent determines that none of the LIBOR Successor Rates is available, then in each case, the Administrative Agent and the Company may amend this Agreement solely for the purpose of replacing LIBOR or any then current LIBOR Successor Rate at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, in accordance with this Section 7.03 with another alternate benchmark rate giving due consideration to any evolving or then existing convention for U.S. Dollar or Euro denominated syndicated credit facilities, as applicable, for such alternative benchmarks and, in each case, including any Related Adjustments and any other mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. Dollar or Euro denominated syndicated credit facilities, as applicable, for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments shall constitute a LIBOR Successor Rate. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Company unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.

(e) If, at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, no LIBOR Successor Rate has been determined in accordance with clauses (c) or (d) of this Section 7.03 and the circumstances under clauses (c)(i) or (c)(iii) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Company and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Loans shall be suspended (to the extent of the affected Eurocurrency Loans, Interest Periods, interest payment dates or payment periods), and (y) the Eurocurrency Rate component under clause (c) of the definition thereof shall no longer be utilized in determining the Base Rate, until the LIBOR Successor Rate has been determined in accordance with clauses (c) or (d) of this Section 7.03. Upon receipt of such notice, the Company may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Loans (to the extent of the affected Eurocurrency Loans, Interest Periods, interest payment dates or payment periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.
2.Termination Date Extension.
(a)Pursuant to Section 2.09 of the Credit Agreement and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Administrative Agent and the Extending Lenders hereby consent to the Termination Date Extension. The Borrowers hereby agree that this Amendment constitutes the second of two extensions of the Termination Date permitted to be made after the Amendment No. 1 Effective Date pursuant to Section 2.09 of the Credit Agreement. With respect to the Termination Date Extension, the Extending Lenders hereby waive the requirements in Section 2.09 of the Credit Agreement that (i) the Company may only request an extension of the Termination Date not less than 30 days and not more than 90 days prior to each anniversary of the Closing Date and (ii) each Lender notify the Company and the Administrative Agent in writing, not later than a date 20 days after its receipt of notice of the Company’s request for the Termination Date Extension, of its election to extend or not to extend the Existing Termination Date with respect to its Commitment.
(b)Effective as of the date hereof (or with respect to any Additional Extending Lender, effective as of the LIBOR Amendments Effective Date), (i) the Commitments of the Extending Lenders shall be extended to the Extended Termination Date, and as to the Extending Lenders, the term “Termination Date”, as used in the Credit Agreement, shall thereafter mean the Extended Termination Date, and (ii) the Commitments of the Lenders other than the Extending Lenders (the “Non-Extending Lenders”) shall continue until the Existing Termination Date, and shall then terminate, and as to the Non-Extending Lenders, the term “Termination Date”, as used herein, shall continue to mean the Existing Termination Date.
3.Non-Extending Lenders. For the avoidance of doubt, the Non-Extending Lenders are executing this Amendment solely for the purpose of consenting to the amendments set forth in Section 1 hereof and not for purposes of consenting to the Termination Date Extension.
4.Effectiveness; Conditions Precedent.
(a)This Amendment (other than the amendments set forth in Section 1 hereof) and the Termination Date Extension provided in Section 2 hereof (with respect to each Extending Lender that delivers its executed counterpart of this Amendment on or prior to the Effective Date) shall be effective upon the satisfaction of the following conditions precedent (the “Effective Date”):

(1)the Administrative Agent shall have received (i) counterparts of this Amendment, duly executed by each Borrower, the Administrative Agent and Extending Lenders constituting the Required Lenders, which counterparts may be delivered by telefacsimile or other electronic means (including .pdf) and (ii) a certificate of the Company dated as of the date hereof and signed by a Responsible Officer of the Company (A) certifying and attaching resolutions adopted by the Company approving or consenting to the Termination Date Extension and (B) certifying that the conditions set forth in Sections 3.02(a) and (b) of the Credit Agreement have been satisfied (with all references in such subsections to a Credit Extension being deemed to be references to the Termination Date Extension); and
(2)the Borrowers shall have paid (i) all fees required to be paid on the Effective Date pursuant to that certain Amended and Restated Engagement Letter dated as of October 2, 2020 by and among the Borrowers, JPMorgan Chase Bank, N.A., Bank of America and BofA Securities, Inc. and the Fee Letters (as defined therein), and (ii) to the extent the Borrowers have received an invoice therefor no later than 12:00 noon one (1) Business Day prior to the Effective Date, all other reasonable fees and expenses incurred or payable in connection with the execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrowers pursuant to Section 9.12(a)(i) of the Credit Agreement shall have been paid in full.
(b)The amendments to the Credit Agreement provided in Section 1 hereof and the Termination Date Extension provided in Section 2 hereof (with respect to any Extending Lender that delivers its executed counterpart of this Amendment after the Effective Date and on or prior to the LIBOR Amendments Effective Date (any such Lender, an “Additional Extending Lender”)) shall be effective on the date (the “LIBOR Amendments Effective Date”) when the Administrative Agent shall have received counterparts of this Amendment, duly executed by each Borrower, the Administrative Agent and each Lender, which counterparts may be delivered by telefacsimile or other electronic means (including .pdf).
5.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
(a)The representations and warranties made by each Borrower in Article IV of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except that any representation and warranty that is qualified by materiality shall to the extent so qualified be true and correct in all respects), except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except that any representation and warranty that is qualified by materiality shall to the extent so qualified be true and correct in all respects), except that the representations and warranties contained Section 4.04 shall be deemed to refer to the most recent statements furnished pursuant to clause (b) of Section 5.01;
(b)This Amendment has been duly authorized, executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of such parties, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting the rights of creditors, and subject to equitable principles of general application; and
(c)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or would result from the effectiveness of this Amendment.

6.Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 9.10 of the Credit Agreement. This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.
7.Full Force and Effect of Credit Agreement. Except as hereby specifically amended, waived, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its respective terms.
8.Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 9.21 and 9.22 of the Credit Agreement.
9.Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
10.References. From and after the effectiveness of this Amendment, all references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
11.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Borrower, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 9.09 of the Credit Agreement.
12.No Novation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder.
13.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, and words of like import in this Amendment shall be deemed to include electronic signatures and digital copies of a signatory's manual signature, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

COMPANY:
LYONDELLBASELL INDUSTRIES N.V.

By:	/s/ Michael McMurray
Name:	Michael McMurray
Title:	CFO & Authorized Attorney

CO-BORROWER:

LYB AMERICAS FINANCE COMPANY LLC

By:	/s/ Anuj Dhruv
Name:	Anuj Dhruv
Title:	Assistant Treasurer

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

BANK OF AMERICA N.A., as Administrative Agent

By:	/s/ Maurice Washington
Name:	Maurice Washington
Title:	Vice President

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

EXTENDING LENDERS:

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

BANK OF AMERICA N.A.,
as a Lender, Extending Lender, L/C Issuer,
and as Swing Line Lender

By:	/s/ Thor O’Connell
Name:	Thor O’Connell
Title:	Vice President

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

CITIBANK, N.A., as a Lender and as L/C Issuer

By:	/s/ David Jaffe
Name:	David Jaffe
Title:	Vice President

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

DUETSCHE BANK AG NEW YORK BRANCH, as a Lender and as L/C Issuer

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Managing Director

By:	/s/ Annie Chung
Name:	Annie Chung
Title:	Director

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Judith Smith
Name:	Judith Smith
Title:	Authorized Signatory

By:	/s/ Jessica Gavarkovs
Name:	Jessica Gavarkovs
Title:	Authorized Signatory

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Peggy Yip
Name:	Peggy Yip
Title:	Vice President

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nathan R. Rantala
Name:	Nathan R. Rantala
Title:	Managing Director

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Julie Lilienfeld
Name:	Julie Lilienfeld
Title:	Authorized Signatory

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Executive Director

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Jun Ashley
Name:	Jun Ashley
Title:	Director

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrea Kinnik
Name:	Andrea Kinnik
Title:	Senior Vice President

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

MUFG BANK, LTD., as a Lender

By:	/s/ Mark H. Maloney
Name:	Mark Maloney
Title:	Authorized Signatory

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ William M. Feathers
Name:	William M. Feathers
Title:	Director

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

ING BANK, N.V., as a Lender

By:	/s/ W.J.S.A. van de Noort
Name:	W.J.S.A. van de Noort
Title:	Director

By:	/s/ D. Wagemaker
Name:	D. Wagemaker
Title:	Director

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

UNICREDIT BANK AG, as a Lender

By:	/s/ Simone Faber
Name:	Simone Faber
Title:	Director

By:	/s/ Carl-Josef Schulte
Name:	Carl-Josef Schulte
Title:	Managing Director

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

THE NORTHERN TRUST COMPANY

By:	/s/ Keith L. Burson
Name:	Keith L. Burson
Title:	Senior Vice President

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page

NON-EXTENDING LENDER:

Bank of China, New York Branch

By:	/s/ Raymond Qiao
Name:	Raymond Qiao
Title:	Executive Vice President

LyondellBasell Industries N.V.
Amendment No. 4 to Amended and Restated Credit Agreement and Consent Agreement
Signature Page